Exhibit 10.2

Plant Facility Service Agreement

[Translation]

This Agreement is made by and between Chi Mei Optoelectronics Corp. (hereinafter “Party A”) and Himax Display, Inc. (hereinafter “Party B”) on July 20, 2004. The parties agree to the following terms and conditions with respect to the use by Party B of a plant facility located in Tainan Science and Industrial Park and owned by Party A and the services to be provided by Party A to Party B.

Article 1	Location of the Premises

Party A agrees to provide a certain area of a plant facility located at 12 Nanke 8th Road, Tainan Science and Industrial Park, for Party B to research, develop, design, experiment, and establish a clean room for the production of Liquid Crystal on Silicon (L-COS).

Article 2	Administrative Management

2.1	Personnel of Party B shall obey and act in compliance with all the administrative, management and operational regulations and processing directives of the plant.

2.2	Party B shall pay a management fee of NT$1,110,000 (tax excluded) to Party A, as prescribed in Appendix I.

2.3	Party B shall buy all necessary insurances, liability insurances, or arrange necessary risk management measures for the benefit of the properties located and personnel worked in the premises.

2.4

Party B represents and warrants that business operations and production activities engaged within the premises will not disturb Party A as a result of an argument and/or dispute between a third person and Party B or its personnel. In the event where Party A, its representative, or personnel suffers, including but not limited to mental, physical, reputation, property, and goodwill losses, Party B shall be liable for the damages. If the damage is substantial, Party is entitled to terminate this Agreement immediately.

2.5	With respect to payments of management fee, the following, without limitation, shall be taken into account:

1. cost of land used;

2. cost of plant construction;

3. cost of monthly water and electricity supply; and

4. cost of special gas and high-pressure electricity.

2.6	The management fee mentioned above may be adjusted reasonably and fairly upon the agreement of the parties based on the actual usage and costs of the premises.

2.7	When Party B moves to another office, it shall compensate Party A for the expenses in connection with remaining interior design, physical facilities and damages.

Article 3	Clean Room

3.1

To facilitate Party B’s L-COS production within the premises, Party A agrees to establish one L-COS Clean Room (hereinafter, the “CR”) for Party B, while the equipment for production shall be provided by Party B.

3.2

Construction fees: The total costs of the CR to be established by Party A for Party B shall be NT$42,479,891 (taxes excluded, as prescribed in Appendix II). Party B shall pay the total amount to Party A in a lump-sum payment, and Party A shall issue the invoice in December 2003 to Party B for such payment.

3.3

Additional costs: Party B shall pay all the additional costs incurred thereafter in connection with the construction of CR and other additional construction. Party A will not pay such costs for Party B for reimbursement by Party B.

3.4

Ownership: Financed and established by Party A, the ownership of CR shall belong to Party A; however; a right of first refusal to purchase the CR may be granted to Party B upon the negotiation and agreement with Party A at the expiration of this Agreement.

3.5	Area to be used by Party B: Party A agrees to provide an area prescribed in Appendix III for Party B.

Article 4	Supply and Management of Energy

4.1

Party A shall provide power and energy for Party B’s LCOS production. Party B shall collaborate with Party A, providing Party A necessary assistance (such as planning on water and power usage), so that Party A may provide Party B all the necessary power and utility.

4.2	Party B shall, depending on the actual volume of its usage, pay Party A every month a fee of energy supply and management. Computation of such fee is prescribed in Appendix IV.

Article 5	Work Safety

5.1

Hazard Prevention Center and emergency response: Party B shall share the costs of supporting the Hazard Prevent Center in accordance with the area of its lease, which is prescribed in Appendix V. Party B shall establish an emergency response team, which shall collaborate with Party A in emergencies in accordance with the emergency response procedures of Party A.

5.2	Fire control examination: Party B shall conduct maintenance and repair of fire control facilities within the premises, and share the costs prescribed in Appendix V.

5.3

Public safety and hygiene management: Party B shall be responsible for providing safety and hygiene within the premises in accordance with the applicable laws and regulations, conduct public safety examinations in collaboration with Party A, and share relevant costs in proportion to the area it used.

5.4	Management of Party B’s contractors: Party B and its contractors shall comply with the contractors’ management rules promulgated by the Party A, as prescribed in Appendix VI.

5.5	Waste disposal: Party B shall, in accordance with applicable laws and regulations, dispose wastes generated in the course of producing LCOS.

5.6	Party B shall not store any illicit or illegal goods at Party A’s plant.

Article 6	Changes of Fees

6.1	In the event where Party B increases its staff or expands its area usage, it shall pay Party A additional fees regarding the extra area, water and power supply.

6.2

In the event where extra fees are incurred due to Party B’s requirement regarding equipment (such as telephones) or its maintenance, such amounts shall become payable in the first month of the following year.

Article 7	Payments

Unless otherwise provided in Article 3, with respect to the fees payable (VAT excluded) by Party B to Party A under this Agreement, Party A shall provide the figure due and issue invoices to Party B within three business days after the 30th day of every month (or similar time). Party B shall, within five business days after receipt of Party A’s provision of figure notification and invoices, remit the amount payable to a designated bank account of Party A; such remittance shall be done no later than the 15th day of every month.

Article 8	Maintenance

8.1

With respect to the usage and entry of the premises specified in this Agreement, Party B shall exercise due care as a faithful manager to safekeep, maintain, and repair relevant facilities, and shall comply with the management rules promulgated by Party A. With respect to facilities out of Party B’s reach (such as air conditioning and fire control system), Party B may engage Party A to provide assistance.

8.2	Party B shall not alter or add structures and exterior of the premises and the internal office facilities without Party A’ consent.

Article 9	Representations and Warranties

9.1	The parties represent and warrant that this Agreement is executed by their duly authorized representatives.

9.2	The parties represent and warrant that execution of this Agreement will not breach another contract, agreement, or obligation in any form having been made by either party with a third party.

9.3	Party B represents and warrants that the decision to station in Party A’s plant has been approved by its board and in line with all company rules of its own.

9.4	The Parties shall keep confidential this Agreement and information of the other party obtained under this Agreement.

Article 10	Breach

Unless due to force majeure or government regulations, the party in breach of this Agreement shall compensate the other party all the losses and damages suffered by the other party as a result of the breach.

Article 11	Term and Termination

11.1	This Agreement shall become effective on the effective date and expire on December 31, 2005.

11.2	The Parties may extend this Agreement by one-year term with a 60-days’ notice sent prior to the date of expiration.

11.3	This Agreement may be terminated if either party commits a breach or is financially exhausted, provided that the other party shall give such party a 60-days’ prior written notice.

11.4	This Agreement may be terminated at any time upon the written consent of both parties.

11.5	This Agreement shall terminate immediately in the event of liquidation, reorganization, or bankruptcy of either party.

Article 12	Restoration

Upon the expiration or termination of this Agreement, Party B shall restore the premises at its own expense to its original condition.

Fixtures and other property remaining on the premises shall be disposed of by Party A at Party B’s cost and expense.

Article 13	Amendment and Assignment

13.1	Amendment of this Agreement shall be done by duly authorized representatives of the parties.

13.2

Without prior written consent of the parties, this Agreement may not be assigned to any third person; provided, however, that in the event that Party B desires to terminate this Agreement as a result of a change in its business or an internal restructure, Party B shall notify Party A of such event immediately in writing.

In the event of termination by the foregoing, Party B shall cause the new business affiliate to enter into an agreement with the same terms and conditions of this Agreement.

Until the new business affiliate enters into the aforementioned agreement with Party A, the termination of this Agreement pursuant to this Article 13.2 shall not be effective.

13.3	Party B shall not permit any third person to use the premises without consent of Party A.

Article 14	Entire Agreement

The parties agree that this Agreement, together with the Appendixes attached thereto, replaces all prior written or verbal agreements or promises.

Article 15	Dispute Resolution

Disputes arising out of this Agreement shall be resolved by the parties by amicable negotiation. Disputes which cannot be resolved by negotiation shall be settled by non-binding arbitration pursuant to the rules and procedures of the Arbitration Association of the Republic of China and the Arbitration Law of the Republic of China. Awards rendered by the arbiteurs may be litigated pursuant to Article 15 contained herein.

Article 16	Jurisdiction

The Parties agree that any and all disputes arising out of this Agreement shall be brought to Tainan District Court, Taiwan, as the court of first impression.

Article 17	Counterparts

This Agreement is executed in three counterparts, with Party A keeping one copy and Party B keeping two for records.

Entered into by
/Seals/	/Seals/

Chi Mei Optoelectronics Corporation	Himax Display, Inc.
Representative: He Zhao-yang	Representative: Wu Bing-sheng
Address: 1 Chiye Rd., STSP, Tainan	Address: 12 Nanke 8th Rd., Tainan
County	Science and Industrial Park, Tainan
County

Dated this 20th day of July, 2004

Appendix I - Management Fee for Himax Display, Inc.

Category	Item	CHI MEI PLANT
		Cost	Depreciation	Unit Price (Depreciated)	Amount	Unit	Cost	Interest 2.7%	Maintenance Cost	Total Cost	Remarks
Location	Office Area 55%			151	1,092	m2	164,832			164,832

	Office Area Public Amenities 45%			151	893	m2	134,843			134,843	$500 per ping

	Clean Room 55%			151	1,045	m2	157,795			157,795

	Clean Room Public Amenities 45%			151	855	m2	129,105			129,105

Interior Decoration	Office Desk/ Chair/ Partition	—	6	—	1	Set	0	0	0	0	Already paid

	Major Interior Decoration	1,300,178	26	4,167	1	Month	4,167	2,925	0	7,093

	Light Partition	1,950,000	26	6,250	1	Month	6,250	4,388	0	10,638

	Ceiling	620,000	26	1,987	1	Month	1,987	1,395	0	3,382

	Seamless Flooring	400,000	26	1,282	1	Month	1,282	900	0	2,182

	Conference room Whiteboard/ Notice Board	—	6	—	0	Item	0	0	0	0	Already paid

	Shoe Cabinet	—	6	—	0	Item	0	0	0	0	Already paid

Facility	Network Equipment	4,783,000	4	99,646	1	Month	99,646	10,762	56,830	167,238

	Telephone System	1,086,197	6	15,086	1	Month	15,086	2,444	21,724	39,254

	Air Conditioning	2,305,148	9	21,344	1	Month	21,344	5,187	46,106	72,634

	Electrical Equipment	853,400	9	7,902	1	Month	7,902	1,920	17,068	26,890

	Firefighting Equipment	500,000	9	4,630	1	Month	4,630	1,125	10,000	15,755

	Kitchen Equipment	350,000	6	4,861	1	Month	4,861	788	7,000	12,649	NT.7,000,000 per 1000 uses * 50 people

	ID Card System	234,250	6	3,253	1	Month	3,253	527	4,685	8,466	NT.9,370,000 per 200 sets * 5 sets

	Surveillance System	409,655	6	5,690	1	Month	5,690	922	8,193	14,804	NT.19,800,000 per 145 sets * 3 sets

	Projector Screen	—	6	—	1	Month	0	0	0	0	Already paid

Electricity & Water	Water Cost			30	65	Person	1,950	0	0	1,950

	Lighting/Operational Equipment Electricity Cost			617	22	Day	13,574	0	0	13,574	Excludes clean room

	Air Conditioning Electricity Cost	($165/hr* 10 hrs)		1,650	22	Day	36,300	0	0	36,300	Excludes clean room

Fees	MIS Service Fee		60,000	1	Month	60,000	0	0	60,000

	Office Cleaning		24,000	0.0	Man hour	0	0	0	0

	Garbage Cleaning and Disposal	40Kg/ person * 3.709	148	65	Person	9,646	0	0	9,646	May 2003 changed to NT.3709/ton

	Security		4	3,885	m2	15,540	0	0	15,540

	Medical		50	65	Person	3,250	0	0	3,250

	Washroom Supplies (e.g. toilet paper)		60	65	Person	3,900	0	0	3,900

	Parking Space (20 basic parking spots)						0	0	0	For each space over 20, additional charge of NT.2300 per month

	Fire Inspection						0	0	0

Appendix II - Opto-Electronics Clean Room Construction for Himax Display Inc.

	Construction Form Code	PO Form Code	Explanation	Contractor	Amount	Remarks
1	59204666CM3	92509150CM3	Opto-Electronics clean room construction for HiamxDisplay	Han Tang	32,500,000	Completed

2	59210216CM3	92513372CM3	Stickers and Labels	SHIN Tao-tsung	1,600	Completed

3	59210211CM3	92515494CM3	Six separate power sources	Han Tang	354,000	Completed

	59210211CM3	92515492CM3	Additional low voltage electrical distribution engineering	Han Tang	371,000	Completed

	59210211CM3	92515493CM3	Ventilation	Han Tang	422,000	Completed

4	59212334CM3	92515346CM3	Access swipe card system transplant	CHIN Chan-shing	9,500	Completed

5	59212452CM3	92515185CM3	MAU room’s VFD and PLC tray transplant	Han Tang	150,000	Completed

6	59211317CM3	92515184CM3	Three items of independent socket tray	Han Tang	280,000	Completed

7	59210961CM3	92513664CM3	Display Sign	SHIN Tao-tsung	6,000	Completed

8	59213355CM3	92516379CM3	Sewage pipe modification	Han Tang	97,000	Completed

9	59213273CM3	92516170CM3	Additional sockets	Kao Hsin	14,000	Completed

					34,205,100

*	Additional shared liquid system cost:

1.	The contractor for the PCW supply (for L-COS and LCD-USL) was CHIU HO Engineer Co.,Ltd. Cost was NT$5,480,000 + 725,536 = NT$6,205,536

L-COS: 8 m3/hr

LCD-USL: 75.3 m3/hr

The two feeds into LCOS and has to share 8/(75.3 + 8) = 0.096 of the cost, which is approximately 0.096 x 6205536 = 595,731.

2.	The contractor for the DIW supply (for Sun-East International, L-COS, LCD-USL) was KINTECH.

Cost was NT$30 million + backup system NT$5.8 million (RO, EDI, UF chemical wash, 580,000) + (1 set of EDI, 2,600,000)

Sun-East International: 5 m3/hr

L-COS: 13 m3/hr

LCD-USL: 48 m3/hr

Total feed into LCOS shares 13/(5 + 13 + 48) ≈ 0.197 (300 million + 58 million + 2.6 million) = 7,679,060

Appendix III - Engineering schematic

[omitted]

Appendix IV

C.M.O. LCM Plant Himax Display Opto-Electronics Project Compressed Dry Air (CDA) Cost Calculation Table

(1) Investment Cost
	Name	Total Investment Amount	Monthly Cost (amortized over 5 years)	Remarks

	Screw Air Compressor	NT.13345716	NT.185358

	Air Dryer	NT.8555144	NT.118822

	Pipeline	NT.39484094	NT.548390

	Sub-Total	NT.61384954	NT.852570

Fixed	(2) Land and Infrastructure Investment Cost
Cost	Amortized Monthly Total (852570)/0.7*0.3		NT.365387 per month

(3) Equipment, Land and one-time Power Supply Work Total Investment Cost Monthly Interest

	((1) + (2)) * 0.5% (annual interest rate 6%)		NT.6090 per month

Sub-Total: (1) + (2) +(3) = 852570 + 365387 +6090 = NT.1224047 per month

Fixed Cost: 1224047/8752 CMH = NT.140/CMH–month) = NT.0.194 CMH-HR) Note: 8752 CMH: (2188 CMH/SET * 4 SETS = 8752 CMH)

Operating Cost	(1) Electricity Cost
	Equipment Name	Monthly Power Consumption per Set	Number of Sets	Total Monthly Power Consumption	Total Monthly Electricity Cost

	Screw Air Compressor	246KWH*54*30	4	4*246*24*30	NT.1204416

	Air Dryer	51KWH*25*30	3	3*51*24*30	NT.187272

	Sub-total: NT.160/month-CMH

	(2) Maintenance Cost

	Equipment Name	Monthly Cost per Set	Number of Sets	Total Monthly Cost	Remarks

	Screw Air Compressor	2043	4	8172

	Air Dryer	19165	3	57495

Sub-total: NT.7.5/month-CMH

Notes

1.      The screw air compressor costs NT.2043/month for replacement of air filter, oil filter and lubricant.

2.      The air dryer costs NT.19165/month for replacement of front filter, rear filter, final filter and activated carbon filter.

	Sub-total: (1) + (2) = NT.167,5/month-CMH

	Operating Cost: NT.167.5/month-CMH/30/24=NT.0.23 CMH-HR

Total Cost	Fixed Cost + Operating Cost = NT.0.194 CMH-HR + NT.0.23 CMH-HR

Remarks: The total capacity of the four screw air compressors: 8752CMH (Each compressor rated at 2188CMH)

C.M.O. LCM Plant Himax Display Opto-Electronics Project DCC System Cost Calculation Table
(1) Investment Cost

	Equipment Name	Total Investment Amount	Monthly Cost (amortized over 5 years)		Remarks

	Pump (includes engineering)	NT.19000000	NT.263889

	Pipeline work	NT.39000000	NT.541667

	Sub-total	NT.58000000	NT.805556 per month

Fixed	(2) Land and Infrastructure Investment Cost
Cost	Amortized Monthly Total (805556)/0.7*0.3		NT.345238 per month

(3) Equipment, Land and one-time Power Supply Work Total Investment Cost Monthly Interest

	((1) + (2)) * 0.5%		NT.5753/month

Sub-total: (1) + (2) + (3) = 805556 + 345238 + 5753 = NT.1156547 per month

Fixed Cost: 1156547/2410RT = NT.479/RT-month Note: 2410RT: (heat exchanger 2430000Kcal/HR*3 SETS = 7290000Kcal/HR/3024 = 2410RT)

Operating Cost	(1) Electricity Cost

	Equipment Name	Monthly Power Consumption per Set	Number of Sets	Total Monthly Power Consumption	Total Monthly Electricity Cost

	DCC refrigerated water pump	75kwh*24*30	3	75kwh*24*30*3	NT.91800

Sub-total: NT.91800 per month

(2) Maintenance Cost

	Equipment Name	Monthly Cost per Set	Number of Sets	Total Monthly Cost	Remarks

	DCC refrigerated water pump	1666	3	4998

Sub-total: NT.4998 per month Note: Pump maintenance (bearing lubrication, axel maintenance and calibration) is approximately NT.1666 per month.

Sub-total: (1) + (2) = 91800 + 4998 = 96798 per month

Operating Cost: 96798/2415RT/30/24 = NT.0.056/RT-HR

Total Cost	Fixed Cost + Operating Cost = NT.479/RT-month + NT.0.056/RT-HR

C.M.O. LCM Plant Himax Display Opto-Electronics Project Nitrogen Gas Cost Calculation Table

(1) Investment Cost
	Equipment Name	Total Investment Amount	Monthly Cost (amortized over 5 years)	Remarks

	Pipeline	NT.3000000	NT.41667

	Sub-total	NT.3000000	NT.41667 per month

Fixed	(2) Land and Infrastructure Investment Cost
Cost	Amortized Monthly Total (41667)/0.7*0.3		NT.17857 per month

(3) Equipment, Land and one-time Power Supply Work Total Investment Cost Monthly Interest

	((1) + (2)) * 0.5% (Annual interest at 6%)		NT.298 per month

Sub-total: (1) + (2) + (3) = 41667+ 17857 + 298 = NT.59822 per month

Fixed Cost: NT.59822 per month

Operating Cost	1KG LN2 = 0.8M3GN2 Expended Cost = (Actual cumulative nitrogen gas usage / 0.8) * NT.3.1/KG-LN2
Operating Cost: (Actual cumulative nitrogen gas usage) * NT.3.1/KG-LN2

Total Cost	Fixed Cost + Operating Cost = NT.59822/month + (actual cumulative nitrogen gas usage/0.8)*NT.3.1/KG-LN2

Remarks:

C.M.O. LCM Plant Himax Display Opto-Electronics Project Refrigerated Water System Cost Calculation Table

(1) Investment Cost

	Equipment Name	Total Investment Amount	Monthly Cost (amortized over 5 years)	Remarks

	Refrigeration unit including engineering	NT.64254860	NT.892429

	Pump including engineering	NT.24270000	NT.337083

	Water Cooling Tower including engineering	NT.28607105	NT.397321

	Pipeline work	NT.67500000	NT.937500

	Sub-total	NT.184631965	NT.2564333 per month

Fixed	(2) Land and Infrastructure Investment Cost
Cost	Amortized Monthly Total (2564333)/0.7*0.3		NT.1099000 per month

(3) Equipment, Land and one-time Power Supply Work Total Investment Cost Monthly Interest

	((1) + (2)) * 0.5%		NT. 18317 per month

Sub-total: (1) + (2) + (3) = 2564333 + 1099000 +18317 = NT.0.604/RT-HR

Fixed Cost: 3681650/8880RT = NT.434.8/RT-month = NT. 0.604 RT-HR Note: 8880RT: (Heat recovery 460RT * 3 SETS + 1250RT * 6 SETS =8880RT)

Operating Cost	(1) Electricity Cost

	Equipment Name	Monthly Power Consumption per Set	Number of Sets	Total Monthly Power Consumption	Total Monthly Electricity Cost

	1250RT refrigeration unit	812KWH*24*30	6	812KWH*24*30*6	NT.3507840

	460RT refrigeration unit	360KWH*24*30	3	360KWH*24*30*3	NT.777600

	Secondary refrigerated water pump	150KWH*24*30	4	150KWH*24*30*4	NT.432000

	Cooling water pump	75KWH*24*30	6	75KWH*24*30*6	NT.324000

	Cooling water pump	5 KWH*24*30	3	5KWH*24*30*3	NT.120960

	Refrigerated water pump	30KWH*24*30	6	30KWH*24*30*6	NT.129600

	Refrigerated water pump	23KWH*24*30	3	23KWH*24*30*3	NT.49680

	Water cooling tower fan	45KWH*24*30	6	45KWH*24*30*6	NT.194400

	Sub-total: NT.5536080 per month

	(2) Maintenance Cost

	Equipment Name	Monthly Cost per Set	Number of Sets	Total Monthly Cost	Remarks

	1250RT refrigeration unit	12500	6	7500

	460RT refrigeration unit	1250	3	37500

	Secondary refrigerated water pump	1666	4	6664

	Cooling water pump	1666	6	9996

	Cooling water pump	1666	3	4998

	Refrigerated water pump	1666	6	9996

	Refrigerated water pump	1666	3	4998

	Water cooling tower fan	5000	6	30000

	Sub-total: NT.179152 per month

Sub-total: (1) + (2) = 5536080 + 179152 = NT.5715232 per month.

Note:

1.      Maintenance for main refrigeration water unit (cleaning condenser, replace oil filter, clean distillation unit, replace refrigeration oil) costs approximately NT.150000 a year, or an average of NT.12500 per unit each month.

2.      Maintenance for the water cooling tower (cleaning basin, maintenance of speed reduction gear, replacement of speed reduction gear oil( costs approximately NT.60000 a year, or an average of NT.5000 per unit each month.

3.      Maintenance for pumps (bearing lubrication, maintenance of axels and calibration) costs approximately NT.20000 a year, or NT.1666 per unit each month.

Operating Cost: 5715232/8880RT/30/24 = NT.0.893/RT-HR

Total Cost	Fixed Cost + Operating Cost = NT.0.604/RT-HR + NT.0.893/RT-HR = NT.1497/RT-HR

C.M.O.

LCM Plant Electricity System Cost Calculation

(1) A total of 26 high and low voltage distributors are related to Himax Display

1.	Share in for one-fifth of the burden for the following distributors

3002-ESG-001~ 3002-ESG-005

3002-ESG-T01

3002-GT-001 ~ 005

3002-GR-001 ~ 3002-GR-005

Total: NT.3433800

One fifth is therefore NT.686760

2.	Share in one half of the burden for the following distributors

2002-SB-250

2002-SB-T50

2002-SB-150

2002-SB-242F

2002-SB-131H”

2002-ESB-T81

2002-ESB-191D”

2002-ESB-291d”

2002-ESB-281D

2002-ESB-T91”

Total: NT.3898099

One half is therefore NT.1949050

3.	Emergency Power Supply

Total construction cost is NT.50 million, with Himax Display

Opto-Electronics’s share being:

50000000/5*0.4 = NT.4000000

(2) From the above, if amortized over five years by LI-CHING Opto-Electronics, the fixed cost are:

4000000/6/12 = 5556

+

7457398.5/6/12 = 36609

NT. 92165

(3) The above are the fixed costs, while the variable cost is calculated using the following equation:

LI-CHING Opto-Electronics’ monthly power consumption

* Taipower’s listed hourly rate

* 1.2

C.M.O. LCM Plant Himax Display Opto-Electronics Project Hot Water System Cost Calculation Table

(1) Investment Cost

	Equipment Name	Total Investment Amount	Monthly Cost (amortized over 5 years)	Remarks

	Heater (1000KW, 217RT)	NT.2593800	NT.36025

	Heater Pump	NT.105090	NT.1460

	Primary Hot Water Pump	NT.229163	NT.3182

	Secondary Hot Water Pump	NT.394755	NT.5483

Fixed	Pipeline	NT.3312709	NT.46009
Cost	Sub-total	NT.6635517	NT.92159 per month

(2) Land and Infrastructure Investment Cost

	Amortized Monthly Total (92159)/0.7*0.3		NT.39497 per month

(3) Equipment, Land and one-time Power Supply Work Total Investment Cost Monthly Interest

	((1) + (2)) * 0.5% (Annual interest at 6%)		NT.658 per month

Sub-total: (1) + (2) + (3) = 92159 + 39497 +658 = NT.132314 per month

Fixed Cost: 132314/434RT = NT.305/RT-month = NT.0.424/RT-HR

Note:

434RT: (one heater hot water RT index

= (290 gallon * 3.785 liter) * 10 temperature difference * 1 specific heat capacity * 60 minute / 3025 Calorie-hour = 217RT) * 2 SETS

= 434RT

Operating Cost	(1) Electricity Cost

	Equipment Name	Monthly Power Consumption per Set	Number of Sets	Total Monthly Power Consumption	Total Monthly Electricity Cost
	Heater	1000KW*0.8*24*30	2	2*1000KW *0.8*24*30	NT.1958400

	Heater Pump	2.2KW*0.8*24*30	2	2*2.2KW *0.8*24*30	NT.18957

	Primary Hot Water Pump	5.5KW*0.8*24*30	3	3*5.5KW*0.8 *24*30	NT.16157

	Secondary Hot Water Pump	22KW*0.8*24*30	3	3*22KW *0.8*24*30	NT.6463

	Sub-total: NT.1999977 per month

	(2) Maintenance Cost

	Equipment Name	Monthly Cost per Set	Number of Sets	Total Monthly Cost	Remarks
	Heater	1000	2	2000

	Heater Pump	1666	2	3332

	Primary Hot Water Pump	1666	3	3332

	Secondary Hot Water Pump	1666	3	3332

Sub-total: NT.11996 per month

Note:

Maintenance for pumps (bearing lubrication, maintenance of axels and calibration) is approximately NT.1666 per set each month.

Maintenance for heater and cleaning of electric heater is approximately NT.12000 a year, or around NT.1000 per set each month.

	4. Sub-total: (1) + (2) = 1999977 + 11996 = NT. 2011973 per month

	Operating Cost: 2011973/434RT/30/24 = NT6.4RT-HR

Total Cost	Fixed Cost + Operating Cost = NT.0.424/RT-HR + NT6.4/RT-HR

Remarks	The total for two heaters: 434RT (217RT per set)

Himax Display Opto-Eletronics Hyperpure Water Charges

	Year 2003				Year 2004
Month	September	October	November	December	January	February
Hyperpure Water Usage (M3)	100

Monthly Sewage Charge	0

Cumulative Flow Rate at Start of Month	100

Cumulative Flow Rate at End of Month	200

Hyperpure Water Charge =	Monthly Volume (M3) * unit price	Unit price	Monthly Sewage Charge * 1.3	Monthly Sewage Charge

	100	40	1.3	5200

C.M.O. LCM Plant Himax Display Opto-Electronics Project Sewage Treatment Charges Calculation Table
(1) Investment Cost

	Equipment Name	Total Investment Amount	Monthly Cost (amortized over 5 years)		Remarks
	Flow meter	NT.50000	NT.695

	Sub-total	NT.50000	NT.695 per month

Fixed	(2) Land and Infrastructure Investment Cost
Cost	Amortized Monthly Total NT.695/0.7*0.3 = 298		NT.298 per month

(3) Equipment, Land and one-time Power Supply Work Total Investment Cost Monthly Interest

	((1) + (2)) * 0.5% (Annual interest at 6%)		NT.5 per month

Sub-total: (1) + (2) + (3) = 695 + 298 +5 = NT.998

Fixed Cost: NT.850 per month

(1) Electricity Cost

	Equipment Name	Monthly Power Consumption per Set	Number of Sets	Total Monthly Power Consumption	Total Monthly Electricity Cost
	Sewage Pump	7.5KWH*24*30	2	10800kw.hr	NT.19440

Operating Cost	Sub-total: NT.91800 per month

(2) Maintenance Cost

	Equipment Name	Monthly Cost per Set	Number of Sets	Total Monthly Cost	Remarks
	Sewage 1 ton	NT.18/month	1		Calculated by volume

Operating Cost: NT.19440 per month

Total Cost	Fixed Cost + Operating Cost + Pipeline Charge = NT.998/month + NT.19440/month = 20438 + Pipeline Charge * 1.3 Pipeline Charge is calculated using actual sewage volume.
Remarks:

Appendix V

I. Himax Display Opto-Electronics Fire and Maintenance Fees

Total Cost	Unit Price	Amount	Cost for 13 months	13 months interest at 5%	Monthly Cost	Monthly Interest	Monthly Charge
NT.2000000	NT.18.41/M2	1,985M2	NT.36537	NT.1827	NT.2811	NT.141	NT.2952

II. Emergency Services Center

Cost for one person is approximately NT.585,579 per year.

NT.585579 * 4 people / 39,501 Ping / 12 month = NT.5/Ping

(Unit cost calculation based on area of Building A)

The above does not include share options or profit share.

Appendix VI

CHI MEI ELECTRONICS CORP.

Contractor Safety and Sanitation Penalty Clauses

Category	Item	Violation	Penalty Amount (NT)

	1-1	Did not apply for work permit or a permit for special operations. (such as use of naked flame, elevation, sealed space, suspension, fire protection )	3,000 each

	1-2	Work permit not displayed at work site.	3,000 each

Work Permit	1-3	Use of equipment not verified for use by this company. (Such as arc welders)	3,000 each

	1-4	Work not performed by qualified personnel or equipment. (Mobile cranes, suspended platforms, welding... etc.)	100,000 each

	2-1	Photographing or videotaping without permission will result in confiscation of film.	3,000 each

	2-2	Unauthorized removal or use of items such as the company’s electrical equipment and warning signs etc.	3,000 each

Plant Maintenance and Security	2-3	If damage done to equipment, the contractor is responsible for immediately arranging for its repair. (including other contractors’ equipment)	3,000 each
	2-4	Appropriate isolation measures not taken leading to alarm being set off by work.	5,000 each

	2-5	Unauthorized use of electrical (must use authorized electrical distribution board), water or gas sources.	10,000 each

	2-6	If negligence on part of the contractor results in severe loss to the company, the company will hold a meeting to decide the compensation. (The maximum penalty is the total loss suffered as calculated by the company.)	above 20,000

Command and Control Operations	3-1	1. Did not plan and implement self-inspection measures. 2. Did not conduct the pre-work impact assessment meeting.	2,000 each
	3-2	Personnel involved in work did not complete the safety and sanitation training course before starting work inside plant.	3,000 each

	3-3	Contractor’s site supervisor and safety/sanitation personnel did not attend safety and sanitation related meeting held by this company.	3,000 each

	3-4	1. Supervisor not appointed for hazardous operations. 2. Safety/Sanitation supervision personnel not on site during operations that involve working above each other.	3,000 each

	3-5	1. Safety/Sanitation supervision personnel (Wearing identifying armband) not appointed at site. 2. Personnel involved in work not wearing identification vest.	1,000 each

3-6

Personnel and Vehicle Management:

1. Personnel not wearing identification badge.

2. Working on site wearing a guest badge.

3. Personnel carrying or drinking alcoholic beverages. (including Whisbih type drinks)

4. Vehicle does not have identification badge, not parked as directed, or blocking traffic.

5. Personnel or vehicle entering or leaving the plant without the permission of the security staff.

3,000 each

Work Safety	4-1	Work personnel not on ground when moving scaffolding.	3,000 each

	4-2	Did not apply to remove safety equipment, or did not restore safety equipment.	3,000 each

	4-3	Inadequate safety measures taken when working in enclosed space.	3,000 each

	4-4	Hazardous work sites that should regulate the movement of personnel not involved in the work (suspension, arc welding, cutting etc.) not displaying warning signs and area not properly closed off. (e.g. warning tape)	3,000 each

	4-5	Personnel not wearing and using properly safety equipment, (e.g. helmet, harness, mask etc.) or using inadequate safety equipment.	3,000 each

	4-6	Elevated Operations 1. Not using safety harness or vertical safety lines. 2. Safety nets not installed or edge guard ropes not secured. 3. Use of non-approved personnel transportation equipment.	3,000 each

4-7

Crane Operations

1. Crane or reel not fitted with safety latch.

2. Did not install/use reel over-speed device.

3. Wire rope broken, deformed or rope end not properly treated.

4. Improper transportation of personnel. (e.g. use the rope or hook to carry personnel directly)

5. When hoisting steel cylinders, did not use appropriate framework to secure them in place.

3,000 each

	4-8	1. Inadequate gate safety precautions. 2. Did not install warning signs. 3. Did not take appropriate safety measures for excavation work.	3,000 each

	4-9	1. Scaffolding has no guard rails, has overlapping steps, or does not have pins and struts. 2. Unsafe ladder installed. (Including dangerous slopes) 3. Scaffold not fixed securely during work.	3,000 each

	4-10	1. Inadequate lightning 2. Poor ventilation 3. Equipment such as cutting tools not fitted with protective measures.	2,000 each

	5-1	Unauthorized use or damage of firefighting equipment outside of an emergency. (Such as using fire hose to hoist equipment, get water or displacement of firefighting equipment)	3,000 each

5-2

1. Failed to remove all flammable materials in work area or cover them fully with a fire blanket.

2. Safety/Sanitation supervision personnel not present during use of open flame.

3. Cutting and welding tools in poor condition, with inadequate protective measures.

3,000 each

	5-3	Insufficient protective measures in flammable and combustible liquid work area. (including storage)	3,000 each

Fire Prevention	5-4

1. During open flame operations at least two fire extinguishers must be supplied by contractor within a five meter radius. (each at least 10 pounds, with CO2 extinguishers to be used in clean room)

2. Fire extinguisher pressure indicator should be normal, and still within the expiry date.

3,000 each

	5-5	No smoking in non-smoking areas.	3,000 each

	5-6	1. Oxygen, acetylene and other steel cylinders not secured vertically or appropriately labeled. 2. Gas cylinders in use not placed on trolley. 3. Gas pipe lying across road.	1,500 each

	5-7	1. Electric arc welder casing not grounded. 2. Electric arc welder not fitted with an automatic electric shock prevention device.	3,000 each

Safe Electricity Use	6-1

1. Electrical wiring placed on wet surface.

2. Use of electrical wiring with broken sheath or poor insulation.

3. Naked wires plugged into power socket.

4. Did not correctly install fuse or circuit breaker.

2,000 each

	6-2	Electrical wiring not properly secured or placed in such a manner as to adversely affect personnel safety.	2,000 each

	6-3	Placing obstructions in passage ways that adversely affect the smooth operation emergency exit line.	3,000 each

Environment Protection	7-1	1. Free blowing dust (did not spray water or take other effective dust suppression measures) 2. Build up of waste. 3. Other situations which cause environmental pollution.	3,000 each

	7-2	Work site not cleaned up after completion of work.	3,000 each

	7-3	Did not follow the park management office’s directives for contractors’ and their staff.	5,000 each

7-4

Tools and materials

1. Not placed in the designated storage area

2. Physically exceeds the designated storage area or exceeds the allowed time.

3. Stored in a disorganized manner.

4. Interferes with passage way.

3,000 each

Regulatory Issues	8-1	Penalized by oversight agency due to labor safety law violation.	10,000 each

	8-2	Penalized by environmental protection agency for environmental protection law violation.	10,000 each

	8-3	Did not report occupational injury that occurred at work site.	5,000 each

Audit of Rectification	9-1	After being notified of a minor flaw to rectify, but later found to not have resolved the issue on time.	1,000 each

	9-2	After being notified of a violation, but later found to not have resolved the issue on time.	5,000 each

	9-3	After being issued a financial penalty, did not pay the penalty or submit an appeal within 10 days.	Penalty amount doubled.

	9-4	Obstructing or not cooperating with the company’s audit personnel’s audit operation.	10,000 each

Remarks:

1.	These penalty clauses are applicable to all those who have a direct or indirect contractor relationship with this company.

2.	Each incident of violation is in principle limited to one penalty per day, with the exception of special or severe violations upon notice.

3.	The penalty for involved personnel or equipment is to be based upon the actual number of violations.

4.	Unless otherwise specified, all rectification of faults should all be completed before the next work period. If faults are not rectified, work may not resume.

5.	Depending on the severity of the situation, the labor safety department may call for a meeting to decide how repeat offenders (multiple occurrences of the same violation or having been repeatedly penalized) will be dealt with. Measures include doubling of penalties, dismissal of offending personnel, contractor’s signing of guarantee, offending personnel barred from working in the plant, termination of contractor status, and notification to relevant units that the contractor is prohibited from tendering.

NO: FM-U206-Ver.01